UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PPL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PPL CORPORATION 2022 Annual Meeting Vote by May 17, 2022 11:59 P.M. ET PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 D68501-P65098-Z81628 You invested in PPL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareowners to be held on May 18, 2022. Get informed before you vote This communication presents only an overview of the more complete proxy materials that are available to you and contain important information. View the Notice and Proxy Statement and Annual Report online at www.pplweb.com/PPLCorpProxy OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a paper or email copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. If you request a paper copy of the proxy materials, it will include a proxy card. For complete information and to vote before the meeting, visit www.proxyvote.com Control # Smartphone users Attend and Vote Virtually at the Point your camera here and Meeting* vote without entering a May 18, 2022 9:00 A.M. Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/PPL2022 *You must have your control number indicated above. V1

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT Below is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of directors: 1a. Arthur P. Beattie For 1b. Raja Rajamannar For 1c. Heather B. Redman For 1d. Craig A. Rogerson For 1e. Vincent Sorgi For 1f. Natica von Althann For 1g. Keith H. Williamson For 1h. Phoebe A. Wood For 1i. Armando Zagalo de Lima For 2. Advisory vote to approve compensation of named executive officers For 3. Ratification of the appointment of Independent Registered Public Accounting Firm For Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. D68502-P65098-Z81628